Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   Exhibit 10.21

                             REPLICATION AGREEMENT


                                    between

                           MICROSOFT LICENSING, INC.
                        a Nevada, U. S. A. Corporation,

                                      and

                        Modus Media International, Inc.


                           a Corporation of Delaware

            (Microsoft Licensing, Inc. Contract # 5475-5000021694)

   This Replication Agreement ("Agreement") is made and entered into this 1st day of September, 1999 ("Effective Date"), by and between MICROSOFT LICENSING, INC., a Nevada, U.S.A. corporation ("MSLI"), and Modus Media International, Inc. a Corporation of Delaware ("COMPANY").


                                 INTRODUCTION
                                 ------------

The parties recognize that Customers license Microsoft Corporation Products from MSLI, that such Products are updated from time to time by MSLI, and that COMPANY has facilities to reproduce such Products. This Agreement grants COMPANY such rights as needed to perform Replication Services for Customers.


                                   AGREEMENT
                                   ---------

   The parties agree as follows:

1. DEFINITIONS.  For purposes of this Agreement, the following terms shall have
   -----------
the following meanings:

   (a) "APM" shall mean the associated product material Components included in Product as provided by MSLI to COMPANY from time to time which may include, but not be limited to, a Microsoft registration card, a Microsoft certificate of authenticity, and a Microsoft end user license agreement and warranty card.

   (b) "ARK(s)" shall mean the authorized replication kit supplied only by MSLI or its authorized mastering site(s) which contains Product Software Components which are necessary for the replication of Product.

   (c) "BOM" shall mean the bill of materials document provided to COMPANY by MSLI via MSLI's ORION system, which shall identify all Components comprising each Product(s) including, but not limited to, the specific APM to be included with each Product(s). The BOM may be modified from time to time by MSLI at its sole discretion.

   (d) "COMPANY" shall include any subsidiary of COMPANY, provided that COMPANY hereby guarantees its subsidiary's performance under this Agreement, the subsidiary agrees in writing with COMPANY to be bound by the terms of this Agreement, and that COMPANY provides written notice to MSLI of the name and address of each subsidiary before the subsidiary exercises any rights under this Agreement. A "subsidiary" is a company in which, on a class by class basis, more than fifty percent (50%) of the stock entitled to vote for the election of directors is owned or controlled by COMPANY, but only so long as such ownership or control exists.

   (e) "Components" shall mean those parts listed on the BOM and included in the manufacture and/or assembly of a Product. Components are designated as such in ORION.

   (f) "Customer" shall mean OEM(s), DSP(s), other Authorized Replicators ("AR(s)"), Authorized Replicators who perform Fulfillment services ("AFC(s)"), and/or MSLI.

   (g) "Customer Agreement(s)" shall mean the MSLI/OEM Agreement for purposes of the OEMs and the MSLI/DSP Agreement for purposes of the DSPs.

   (h) "DSP(s)" shall mean the delivery service partner which holds a current and valid license agreement with MSLI for one or more Products pursuant to the MSLI/DSP Agreement and is located in the Territory.

   (i) "FDR(s)" shall mean the final documentation release which contains the machine-readable format of Product Documentation.

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.


   (j) "Fulfillment" shall mean the performance of fulfilling Product Component coupons on behalf of Customers.

   (k) "Kit(s)" shall mean the various kits provided to COMPANY by MSLI for purposes of replicating the Product(s) in accordance with the Specifications, including, but not limited to, the disk label kit which contains the CD-ROM and/or disk labels. COMPANY shall be required to place on the Product(s), the registration card kit, the end user license agreement kit, the warranty kit, and/or the DSP pre-installation kit. Additional kits may be added and the existing kit(s) may be modified from time to time by MSLI at its sole discretion.

   (l) "Microsoft" shall mean Microsoft Corporation, a Washington corporation that is a supplier of and holds certain rights in and to the Products identified in this Agreement.

   (m) "MSLI/DSP Agreement" shall mean a valid license agreement between a DSP and MSLI.

   (n) "MSLI/OEM Agreement" shall mean a valid license agreement between an OEM and MSLI.

   (o) "MSLI/OEM Authorized Replicator Policies and Procedures Manual" shall mean the electronic or hard copy manual which provides Authorized Replicators with instructions regarding how to manufacture Microsoft Product(s) and implement policies, procedures and specifications associated with the Authorized Replicator program.

   (p) "OEM(s)" shall mean the original equipment manufacturer which holds a current and valid license agreement with MSLI for one or more Products pursuant to the MSLI/OEM Agreement and is located in the Territory.

   (q) "ORION" shall mean the MSLI software program that provides COMPANY with information regarding (a) the MSLI/OEM Agreement status, (b) the BOM system, and
(c) shipment records reporting. MSLI may, from time to time and at its sole discretion, modify, add to or delete from the information residing on the ORION software program.

   (r) "Product(s)" shall mean the copyrighted and/or patented Microsoft software products described in the ORION BOM viewer, including, where applicable, the specified user documentation Components of Product. "Product Software" or "Product Documentation" shall mean the software or documentation Components of Product.

   (s) "Product Release" shall mean a release of Product which is designated by MSLI in its sole discretion as a change in the digit(s) to the left of the decimal point in Product version number [(x).xx].

   (t) "Product Shipment Reconciliation Reports" shall mean the reconciliation of the reports of Product shipments as submitted according to the instructions identified on Exhibit A.

   (u) "Products of Authenticity ("POA(s)")" shall mean all anti-piracy initiatives including but not limited to the [**]

   (v) "Replication Services" shall mean the services performed by COMPANY under the rights granted to COMPANY by MSLI hereunder and such other value-added services as provided by COMPANY.

   (w) "Specification(s)" shall mean the method by which the Components comprising each Product identified in the BOM are assembled in accordance with MSLI's requirements, as is more specifically described in the MSLI/OEM Authorized Replicator Policy and Procedures Manual.

   (x) "Territory" shall mean those countries listed on Exhibit B.

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



   (y) "Unaccounted Products" and "Unaccounted POAs" shall mean the [**] and/or [**] by COMPANY, COMPANY subsidiary, and/or Sub-contractor, but (i) [**] in accordance with the terms of this Agreement, (ii) [**] of the [**], (iii) [**]
(iv) [**] COMPANY's [**], and/or (v) [**].

   (z) "Update Release" shall mean a release of Product which is designated by MSLI in its sole discretion as a change in the digit(s) to the right of the tenths digit in Product version number [x.x(x)].

   (aa) "Version Release" shall mean a release of Product which is designated by MSLI in its sole discretion as a change in the tenths digit in Product version number [x.(x)x].


2. LICENSE GRANT.
   -------------

   (a) MSLI grants COMPANY the following nonexclusive license rights:

      (i) to use ARKs, FDRs, and the applicable Kits internally for the purpose of reproducing Product(s) in document and object code form and in accordance with the ORION BOM(s) and Specifications for distribution to Customers in the Territory;

      (ii) to assemble Product(s) in accordance with BOM(s) for distribution to Customers in the Territory; and

      (iii) to use the ORION software in object code form for internal purposes only in the performance of Replication Services and distribution of Product(s). COMPANY shall not subcontract the operation of, or sublicense the ORION software to any other entity.

   (b) The license grant of Section 2(a), above, shall also apply, where applicable, to MSLI- or OEM-requested adaptations to Product(s) authorized by MSLI or in accordance with the MSLI/OEM Agreement, provided that MSLI has given COMPANY advance written approval for such Product adaptation.

   (c) COMPANY shall not translate Product(s).

   (d) COMPANY's license shall extend to, and each Product shall be deemed to include, only Product(s) listed in the ORION BOM viewer which have "released" status.

   (e) COMPANY shall replicate, assemble and distribute for OEMs only those Product(s) in the ORION BOM viewer. COMPANY shall replicate, assemble and distribute for DSPs only those Product(s) listed in the ORION BOM viewer, but only in accordance with the MSLI-provided DSP Product BOM.

   (f) All rights not expressly granted, without limitation, are reserved by MSLI, including, but not limited to, Product Software and/or Product Documentation.


3. FEE.
   ---

   (a) COMPANY agrees to pay MSLI a fee in the amount specified on Exhibit C (the "Fee") for the rights granted herein. COMPANY shall pay the Fee upon COMPANY's signing this Agreement. COMPANY shall not provide any Replication Services until COMPANY has paid the Fee to MSLI. All amounts paid are not refundable. MSLI will assess a finance charge of one and one-half percent (1-1/2%) per month on all amounts that are past due.

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



   (b) In the event income taxes are required to be withheld by any non-U.S.A. government on payments to MSLI required hereunder, provided that COMPANY promptly delivers to MSLI an official receipt for any such taxes withheld or other documents necessary to enable MSLI to claim a U.S.A. Foreign Tax Credit, COMPANY may deduct such taxes from the amount owed MSLI and shall pay them to the appropriate tax authority. COMPANY will make certain that any taxes withheld are minimized to the extent permitted under applicable law.

   (c) All amounts paid by COMPANY hereunder shall not be recoupable against any amounts owed by COMPANY to MSLI under any other agreement with MSLI.

   (d) COMPANY agrees to make such payments by wire transfer to:

         Microsoft Licensing, Inc.
         c/o NationsBank of Texas, N.A.
         1401 Elm Street
         Dallas, Texas
         U.S.A.
         ABA #[**]
         Account #[**]

         Regarding:
         [**] Program
         Account #[**]

or to such other address or account as MSLI may specify from time to time. COMPANY agrees to specify the MSLI contract number and invoice number, if any, with respect to which payment is made.


4. REPORTING, AUDITS AND INSPECTIONS.
   ---------------------------------

   (a) COMPANY shall become a certified user of the ORION application per the requirement set forth by MSLI. Certification shall include, but may not be limited to, at least [**] fully trained ORION users per COMPANY reporting site. Such ORION users must demonstrate a full understanding of all ORION modules pertaining to the MSLI Authorized Replicator program and all business rules associated with the program. ORION certification shall also require stable and reliable Internet access to the ORION web site. COMPANY shall be responsible for all Internet access support issues and must demonstrate Internet capabilities. COMPANY shall report all Product shipments via ORION to MSLI in an accurate and timely manner, and in any case, no later than [**] calendar days of actual shipment. COMPANY shall also submit a Product Shipment Reconciliation Report to MSLI on a [**] basis in accordance with the instructions identified in Exhibit
A. The Product Shipment Reconciliation Report shall include all shipments made to Customers together with such other detailed information as is included in the audit tool found in ORION. The Product Shipment Reconciliation Report shall be generated from the ORION audit tool and must be reconciled against the COMPANY's internal information systems using COMPANY's prior [**] records such that it can and will be reconciled against the ORION shipment report. COMPANY must report all non-reconcilable items to MSLI, and upon notification, MSLI will adjust the applicable ORION records. Such reports to MSLI shall be submitted by [**] Pacific Time on a [**] in either hard copy or in an Excel spreadsheet format as supplied by MSLI, which must be signed and certified as being true and correct by a duly authorized representative of COMPANY. The Product shipment reporting and Product Shipment Reconciliation Report reporting method, format, frequency, and information requested in this Section 4 may be modified from time to time at the sole discretion of MSLI.

   (b) COMPANY shall provide MSLI with an additional [**] report with information relating to all Microsoft Products, other than those reported to MSLI pursuant to Section 4(a) above, that COMPANY has replicated, assembled, and/or shipped to any third party. The method, information requested, and format for such report shall be more specifically described in the MSLI/OEM Authorized Replicator

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



Policies and Procedures Manual. This report method, format, frequency (e.g. monthly, weekly, daily), and information requested may be modified from time to time at the sole discretion of MSLI.

   (c) COMPANY shall provide MSLI, upon request, with a manually produced report summarizing and identifying all information associated with the Customer purchase order and corresponding COMPANY sales order relating to each shipment of Microsoft Product to or from Customer. COMPANY is required to accept purchase orders from OEMs and DSPs in written form. This includes written purchase orders, faxed purchase orders, or EDI purchase orders. Purchase orders over the phone are not allowed unless followed up with a written purchase order. All purchase orders must contain at least the Customer name, the issue date, part numbers, quantities, and a purchase order number. COMPANY is required to issue a delivery note with each shipment. The delivery note must contain at least the COMPANY name, the delivery date, the part numbers, quantities, and purchase order number(s) from the OEM/DSP. The delivery note is required to be signed by the Customer and one (1) copy returned to COMPANY (with one (1) copy remaining with the Customer). COMPANY must keep this delivery note on file for a minimum of [**] years. Additionally, COMPANY shall provide MSLI, upon request, with a manually produced report identifying the Customer purchase order information associated with each return of Microsoft Product from Customer.

   (d) COMPANY shall provide MSLI, upon request, with a manually produced report identifying the [**] during the month [**] each Product, quantity of shipment and date of shipment. The [**] shipment reporting method, format, frequency (e.g., monthly, weekly, daily), and information requested in this Section may be modified from time to time at the sole discretion of MSLI.

   (e) COMPANY shall maintain records of the quantity of [**] ordered by COMPANY, the [**] received by COMPANY, the inventory of [**], and all scrapped, defective and returned [**]. In the event that MSLI requests information on a [**] number that has not yet been sent as part of the [**] report, COMPANY shall provide the information on specific [**] within [**] of such request. For record retention purposes described in sub-section (h) below, [**] records shall be deemed to become active on the date such [**] is shipped from COMPANY to Customer.

   (f) COMPANY shall provide MSLI with a [**] reconciliation report via electronic mail or facsimile on or before the [**] calendar day of [**] for the preceding [**]. COMPANY shall submit the [**] reconciliation report to MSLI in accordance with the report format and in the manner as set forth in the attached Exhibit G. A separate report must be submitted for each type of [**] shipped by COMPANY.

   (g) COMPANY shall maintain reports and other detailed records referenced in this Section 4 (the "Reports and Records"). COMPANY shall provide MSLI with immediate access to Reports and Records for a minimum period of [**] years from the date of such Reports and Records. COMPANY shall provide MSLI with a maximum of [**] access to archived Reports and Records for an additional minimum period of [**] years thereafter. All archived Reports and Records shall be retained in an electronic format.

   (h) COMPANY shall maintain a computerized system of records to enable COMPANY to identify the Customer receiving any copy of Product by the [**] appearing on each copy of Product. COMPANY shall make such records information available to MSLI within [**] of such request. COMPANY shall cooperate with MSLI to identify Customers based on [**] provided by MSLI.

   (i) MSLI may cause an audit and/or inspection to be made of the Reports and Records and any other applicable COMPANY, COMPANY subsidiary, and Sub-contractor records replication, assembly, and distribution locations (identified on Exhibit
D) in order to verify COMPANY's compliance with the terms of this Agreement and to verify statements issued by COMPANY. Any such audit shall be made by an independent certified public accountant selected by MSLI (other than on a contingent fee basis). Any

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



such inspection shall be made by MSLI or a third party designated by MSLI. Any audit and/or inspection shall be conducted during regular business hours at COMPANY's offices with or without notice. COMPANY agrees to provide MSLI's designated audit or inspection team access to relevant COMPANY records and all replication and/or assembly locations. Any such audit shall be paid for by MSLI unless material discrepancies are disclosed. "Material" shall mean the [**] by COMPANY to Customers as reported by COMPANY to MSLI within the audit period. If material discrepancies are disclosed, COMPANY agrees to pay MSLI for the costs associated with the audit.

   (j) COMPANY shall be [**] (a) the [**] (b) the [**]. COMPANY shall be liable for any [**] (a) [**] (b) the [**]. COMPANY shall also be liable for Unaccounted Products and/or Unaccounted [**] of its COMPANY subsidiary and Sub-contractor. COMPANY's obligation to pay MSLI for Unaccounted Product(s) and/or [**] shall not be MSLI's exclusive remedy and is in addition to any other rights and remedies MSLI may have as provided by law or this Agreement.

   (k) In addition to the provisions of this Section 4, MSLI may, without notice, inspect COMPANY's procedures at COMPANY's premises in order to verify COMPANY's compliance with any terms of this Agreement, including, but not limited to, Sections 6(a) and 8(a). Any such inspection shall be conducted during regular business hours at COMPANY's offices.


5. DELIVERY AND SUPPORT.
   --------------------

   (a) Neither MSLI nor its suppliers shall have any liability for failure to deliver Product(s) by any particular date.

   (b) COMPANY may request Product FDR(s), ARK(s), and Kit(s) listed in the ORION BOM viewer. COMPANY's request must be in writing and include the applicable FDR, ARK, and Kit Product name and part number. MSLI shall provide [**] the Product FDR, ARK, and Kit to COMPANY's "Ship To" address specified in
Section 16.

   (c) This Agreement does not include the provision by MSLI of technical support in COMPANY's performance of Replication Services. COMPANY will report to MSLI in writing any deviations from specifications of an FDR, ARK or Kit. MSLI agrees to use reasonable efforts to correct such deviations in subsequent releases of Product; however, MSLI is under no obligation to do so.

   (d) MSLI will use reasonable efforts to supply COMPANY with Product Specifications referencing page and media counts which are defined in the ORION BOM viewer at the time of Product release.


6. LICENSE RESTRICTIONS.
   --------------------

   (a) COMPANY shall distribute Product(s) only to Customers located in the Territory, as defined in Exhibit B. COMPANY may add to its existing Territory only at the discretion of MSLI. COMPANY shall distribute to a Customer in the Territory only those Product(s) which such Customer has licensed pursuant to the Customer Agreements. COMPANY shall confirm that all Customers to which COMPANY distributes Product have a valid Customer Agreement for Product ordered by such Customer by referencing, on the date of Product shipment, the ORION system or other MSLI electronically produced daily report, as determined by MSLI. COMPANY shall download, [**], the above-referenced MSLI ORION system or other MSLI electronically produced daily report, as determined by MSLI. COMPANY shall not ship Product to any Customer that MSLI has put on shipment hold as identified in the ORION system, or on the daily report identified in this Section 6(a). MSLI may require that COMPANY refuse to fill a Customer's orders for Product due to such Customer's failure to comply with any terms of

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



the Customer Agreements. COMPANY shall only provide Fulfillment services for Customers if it is authorized to do so by MSLI. COMPANY shall not otherwise distribute Product.

   (b) COMPANY shall have the license rights granted in Section 2 of this Agreement only with respect to Products on the ORION system provided by MSLI from time to time. COMPANY shall check the then current ORION system [**]. COMPANY must ship the most current version of any Product within [**] days of the Product's release as defined in the ORION system and COMPANY shall not ship such Product's previous version(s) after the [**] day exhaust period. MSLI reserves the right, in its sole discretion, to immediately recall any specific Product(s) Release, Version(s) Release and/or Update(s) Release, and COMPANY shall immediately cease any specific Product(s) Release, Version(s) Release and/or Update(s) Release replication, assembly, and/or distribution. If MSLI removes a Product, from the ORION system, MSLI may, at its sole discretion, require that COMPANY return all documentation and information required by COMPANY to replicate and assemble the Product(s), including, but not limited to the ARK(s), FDR(s), and Kit(s). MSLI reserves the right to change BOM Components prior to the point that a Product achieves "active" status in ORION and MSLI shall not be held liable to COMPANY for any expenses incurred by COMPANY based upon COMPANY's reliance on any BOM or BOM Component before such BOM or BOM Component achieves such "active" status.

   (c) COMPANY shall not reverse engineer, decompile or disassemble any Product.

   (d) COMPANY shall not in any way modify the content of BOM(s), disks, Product Documentation and/or Product Software without the express written permission of MSLI.

   (e) COMPANY must ship a Microsoft [**] to Customers with each Product packet, unless otherwise specified in the ORION BOM viewer or with written authorization from COMPANY's OEM Operations Account Manager. [**]. All [**] ordering and receiving, scanning, security, tracking and tracing accountability must be performed by COMPANY and may not be subcontracted to any entity.

   (f) COMPANY shall perform Replication Services, (including, but not limited to the reproduction, duplication, copying or otherwise permitting the assembly of Product), only at the locations identified on Exhibit D. All replication and/or assembly locations approved by MSLI are shown on Exhibit D. Additional COMPANY and/or COMPANY subsidiary locations may be added to Exhibit D, but the addition of such locations is subject to MSLI's prior written approval and, in the case of a COMPANY subsidiary, the full execution of the COMPANY subsidiary agreement between MSLI and such COMPANY subsidiary as shown on Exhibit E. COMPANY guarantees its subsidiary's fulfillment of the applicable obligations imposed on COMPANY by this Agreement. COMPANY agrees to indemnify MSLI and its suppliers for all damages and/or costs of any kind, without limitation, incurred by MSLI, its suppliers, or any third party and caused by a breach of its subsidiary's fulfillment of the applicable obligations imposed on COMPANY by this Agreement, including, but not limited to, COMPANY's payment of any costs, fees and/or monetary judgments awarded in favor of MSLI or its suppliers by a court of competent jurisdiction, resulting from COMPANY subsidiary's unauthorized replication and/or distribution of Product(s).

   (g) COMPANY may use a sub-contractor for the replication, assembly and distribution of Product ("Sub-contractor") only if all of the following required conditions are met:

      (i) Prior to Sub-contractor performing such services, COMPANY and its Sub-contractor enter into a written agreement ("Sub-contractor Agreement") that expressly provides that MSLI is a third party beneficiary of the Sub-contractor Agreement with rights to enforce such agreement; that MSLI, at its sole discretion, reserves the right to evaluate the Sub-contractor, either in person or in written form; and further requires Sub-contractor to:

         a) comply with obligations identical to those imposed on COMPANY by Sections 4, 6, 7, 8, 9, 13(a), and 15, and

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



         b) halt reproduction of Product as required under Section 6(a) of this Agreement or upon notice from COMPANY or MSLI of the termination or expiration of this Agreement, and

         c) send [**] records to COMPANY at least [**] as required under Section 4(d) of this Agreement; and

         d) pay MSLI or COMPANY's attorneys' fees if COMPANY or MSLI employs attorneys to enforce any rights arising out of the Sub-contractor Agreement; and

      (ii) COMPANY guarantees its Sub-contractor's fulfillment of the applicable obligations imposed on COMPANY by this Agreement; and

      (iii) COMPANY indemnifies MSLI and its suppliers for all damages and/or costs of any kind, without limitation, incurred by MSLI, its suppliers, or any third party and caused by a breach of the Sub-contractor Agreement by a Sub-contractor and/or Sub-contractor's fulfillment of the applicable obligations imposed on COMPANY by this Agreement, including, but not limited to, COMPANY's payment of any monetary judgments awarded to MSLI or its suppliers by a court of competent jurisdiction and any costs and fees relating thereto, not paid by Sub-contractor, resulting from Subcontractor's unauthorized replication, assembly and/or distribution of Product(s) in accordance with the Sub-contractor Agreement; and

      (iv) Prior to Sub-contractor performing such services, COMPANY provides MSLI with a written certification, signed by a COMPANY officer, representing and warranting that COMPANY is in compliance with the provisions of Sections 6(f) and 6(g) of this Agreement; and

      (v) Prior to Sub-contractor performing such services, Sub-contractor completes an MSLI Capabilities Assessment Profile; and

      (vi) MSLI, in its sole discretion, approves such Sub-contractor prior to Sub-contractor performing such services.

In lieu of or in addition to the Sub-contractor Agreement, MSLI may, in its sole discretion, require that the Sub-contractor execute a separate agreement with MSLI that includes the same or similar provisions required in the Sub-contractor Agreement.

   (h) COMPANY will not use any MSLI or Microsoft stationery, forms, or printed material of any kind.

   (i) COMPANY shall not copy or use the ORION software except as otherwise specified in this Agreement. COMPANY agrees not to cause or permit the reverse engineering, disassembly or decompilation of the ORION software. MSLI shall retain all title, copyright and other proprietary rights in the ORION software. COMPANY does not acquire any rights, express or implied in the ORION software, other than those specified in this Agreement.

   (j) COMPANY may not fulfill aftermarket OEM end user requests for manuals and/or media without the prior written authorization of MSLI.

   (k) Pursuant to this Agreement, COMPANY shall be authorized to order Product masters only from MSLI or such mastering site(s) as are authorized by MSLI from time to time at its sole discretion.


7.  SPECIFIC DUTIES OF COMPANY.
    --------------------------

   (a) COMPANY will maintain a dedicated business group to manage Replication Services for Customers and provide administrative support to MSLI.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



   (b) COMPANY shall produce Product and Product packaging in accordance with the Specification provided with the BOM, ARK, FDR, and Kit or as otherwise provided by MSLI. MSLI reserves the right to change such Specifications upon notice to COMPANY.

   (c) COMPANY shall maintain [**] at each [**] location sufficient to [**] of any materials [**] or in any way [**]. In addition, COMPANY shall [**] that are [**], including, but not limited to, [**] used by COMPANY [**].

   (d) COMPANY shall perform its obligations pursuant to this Agreement in accordance with the MSLI/OEM Authorized Replicator Policies and Procedures Manual. The MSLI/OEM Authorized Replicator Policies and Procedures Manual may be modified by MSLI from time to time in its sole discretion and shall be effective upon ten (10) calendar days' prior notice to COMPANY.

   (e) COMPANY shall purchase POAs, as determined by MSLI, from MSLI or an MSLI approved vendor or its agent. COMPANY shall maintain in its inventory sufficient quantities of POAs as are required to fulfill Product orders pursuant to the terms of this Agreement.

   (f) COMPANY will not enter into any agreement, contract, or arrangement with any government or government representative or with any person, firm, corporation, partnership or other enterprise imposing legal obligations or liability of any kind whatsoever on MSLI. Without limiting the generality of the foregoing, COMPANY agrees that it will not sign MSLI's name or the name of any of its suppliers to any commercial paper, contract, or other instrument, and will not contract any debt or enter into any agreement, either express or implied, binding MSLI or any of its suppliers to the payment of money and/or in any other regard.

   (g) COMPANY shall have no right to make any representations or warranties or otherwise cause its Customers to believe that any warranty is applicable to any Product, except as is provided in writing by MSLI. COMPANY hereby agrees to indemnify and hold MSLI and its suppliers harmless from any expenses which MSLI or its suppliers may incur arising out of or resulting from any warranty or representation by COMPANY other than a warranty in conformity with MSLI's then current express written warranty. Unless COMPANY obtains the prior written consent of MSLI, COMPANY shall not, in connection with the sale of Products, use any advertising, promotional material or other literature other than those contained in such materials and literature as MSLI may provide.

   (h) COMPANY shall not pledge the credit of MSLI or its suppliers, execute or vary the terms of any agreement on behalf of MSLI or any of its suppliers, commit any unlawful act in connection with this Agreement, or represent that COMPANY has the authority to do any of the foregoing.

   (i) COMPANY shall install and use the MSLI ORION system in accordance with the instruction provided by MSLI from time to time. COMPANY shall have [**] people trained and certified on the proper use of ORION at all times.

   (j) As of the Effective Date and at each CD-ROM and DVD-ROM Mastering and Replication site identified on Exhibit D, Company shall include on all product CD-ROM and DVD-ROM media, Source Identification ("SID") codes in accordance with the specifications, requirements, and procedures of the International
Federation of the Phonographic Industry ("IFPI"). The IFPI SID codes shall appear on every Product CD-ROM and DVD-ROM media produced, which consists of a set of codes representing (a) the mastering site and (b) the replication site. Each replicated Product CD-ROM and DVD-ROM shall have the two codes visible on the disc. In accordance with the requirements of the MSLI/OEM Authorized Replicator Policy and Procedures Manual, COMPANY agrees to provide MSLI with a report identifying the IFPI Mastering and Replication SID codes allotted to each Mastering and Replication site identified on Exhibit D.

   (k) Prior to adding DVD Mastering and/or Replication sites to Exhibit D, COMPANY, COMPANY subsidiary and/or Sub-Contractor shall be specifically approved and certified by MSLI to perform Replication Services for any Microsoft Product using DVD format and technology.

   (1) Prior to COMPANY, COMPANY subsidiary or Sub-contractor performing any services (including, but not limited to, replication, assembly or distribution) for a third party that in any way involves Microsoft Product(s), COMPANY agrees to determine whether the executable file names found on the deliverables provided to COMPANY from such third party include any Microsoft Product executable file names as found on a list provided by MSLI in the attached Exhibit H which may be updated by MSLI from time to time. In the event such Microsoft Product executable file names are found on the deliverables provided to COMPANY from such third party, COMPANY shall (i) require that such third party represent and warrant that it has a valid license right from MSLI to perform such services and (ii) notify MSLI of such request and indicate the name of such third party. The obligations of this Section 7(1) shall not apply to such requests from (i) MSLI, (ii) OEMs with valid MSLI licenses for such Product(s) as reflected in the ORION system, or (iii) another MSLI Authorized Replicator confirmed by MSLI to have a current and valid license agreement.

   (m) COMPANY must add its printer identification code supplied by MSLI to the copyright page of all Microsoft Product manuals and CD-ROM and DVD-ROM booklets. For such purpose only, COMPANY is granted the right to alter the copyright page of the manual contained in the FDR supplied by MSLI. COMPANY must add the appropriate authorized stamper provider hologram codes and CD site codes as supplied by MSLI to applicable CD-ROM media or DVD-ROM media. These procedures and specifications are described in detail in the MSLI/OEM Authorized Replicator Policies and Procedures Manual.

   (n) COMPANY must represent and warrant that the software, hardware, and firmware used by it and all of its subcontractors, agents, and/or third parties, in such parties' business and/or in their relationships with MSLI will be Year 2000 Compliant. The term "Year 2000 Compliant", as used in the preceding sentence, shall mean that no operational, financial, data transmission, communication or process is affected or interrupted by dates prior to, during or after the Year 2000, and in particular, but without prejudice to the generality of the foregoing that:

      (i)   No value for current date will cause any interruption in operation;

      (ii) All manipulations of time related data will produce the required results for all valid data values prior to, during and after the Year 2000;

     (iii) If the date elements in interfaces and data storage specify the century, they will permit specifying the correct century either explicitly or by unambiguous algorithms or inferencing rules; and where any date element is represented without a century, the correct century shall be unambiguous for all manipulations involving that element;

      (iv)  Year 2000 must be recognized as a leap year.


8.  QUALITY.
    -------

    (a) COMPANY shall maintain Product quality standards that meet or exceed those applicable quality standards which MSLL defines for media replication, printed materials, packaging, and assembly as set forth in the MSLI/OEM Authorized Replicator Policies and Procedures Manual. At any time, MSLI may rescind authorization for a particular COMPANY replication and/or assembly location or particular Product if MSLI determines, in its sole discretion, that Product reproduced and/or assembled at such location does not meet MSLI's standards.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



   (b) Prior to shipment of Product, COMPANY shall submit for approval [**] copies of Product in final finished goods form based upon the BOM and Specifications (including Product Software, Product diskette and/or CD-ROM and DVD-ROM label(s), Product Documentation and Product packaging) to their respective MSLI OEM Operations Account Manager for each new and/or custom Product replicated, assembled, and/or distributed at each of the sites identified on Exhibit D pursuant to the license grant in Sections 2(a) and 2(b) of this Agreement. COMPANY shall, upon request, provide MSLI samples of all COMPANY literature which uses Product name(s).

   (c) COMPANY agrees to indemnify (including associated costs of legal fees and expenses of defense), defend and hold MSLI and its suppliers harmless from and against (a) any claim by a Customer attributable to COMPANY's performance of Replication Services for a Customer pursuant to the rights granted under this Agreement including, but not limited to, COMPANY's replication, assembly, and/or distribution processes or (b) any claim by any third party that COMPANY's performance of all or any portion of the Replication Services, pursuant to the rights granted under this Agreement, infringes such third party's patent, copyright, trade secret and/or any other intellectual property right with respect to COMPANY's replication, assembly, and/or distribution processes.


9.  INTELLECTUAL PROPERTY NOTICES.
    -----------------------------

   (a) COMPANY will not remove any copyright, trademark or patent notices that appear on Product as delivered to COMPANY. COMPANY shall cause to appear on the title page of each volume of OEM's supplemental documentation, if any, and at any other location where any copyright, patent or trademark notice appears, the Microsoft and, if applicable, third party copyright, patent or trademark notices that appear in the release of the corresponding Product Documentation provided by MSLI.

   (b) COMPANY shall use the appropriate trademark, Product descriptor and trademark symbol (either "(TM)" or "(R)"in a superscript), and clearly indicate Microsoft's or applicable third party's ownership of its trademark(s) whenever Product name is first mentioned in any advertisement, brochure or in any other manner in connection with COMPANY's Replication Services. COMPANY shall not, at any time, use any name or trademark confusingly similar to a Microsoft or licensed third party trademark, trade name and/or product name or in connection with Product and agrees that its use of such trademark(s), trade name(s) and/or product name(s) shall not directly or indirectly create in or for COMPANY any right, title or interest therein. COMPANY shall undertake no action that will interfere with or diminish Microsoft's right, title and/or interest in Microsoft's or licensed third party's trademark(s), trade name(s) or Product name(s). COMPANY shall, upon request, provide MSLI with samples of all COMPANY literature which uses Microsoft's, MSLI's or Product name(s).


10.  PROHIBITION AGAINST ASSIGNMENT AND SUBLICENSE. COMPANY shall not assign or
     ---------------------------------------------
sublicense this Agreement and/or any rights or obligations hereunder (by actual assignment or by operation of law, including without limitation through a merger, consolidation, exchange of shares, or sale or other disposition of assets, including disposition on dissolution), except as is otherwise provided pursuant to Sections 6(f) and 6(g) of this Agreement.


11.  TERM OF AGREEMENT. The term of this Agreement shall begin on the Effective
     -----------------
Date and end August 31, 2000.


12.  DEFAULT AND TERMINATION.
     ------- --- -----------

   (a) The non-defaulting party may terminate this Agreement if any of the following events of default occur: (i) if either party materially fails to perform or comply with this Agreement or any provision hereof, or (ii) if either party fails to strictly comply with the provisions of Section 15 or makes an assignment in

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



violation of Section 10. MSLI may, at its sole discretion, immediately terminate this Agreement if MSLI determines that COMPANY, COMPANY subsidiary and/or COMPANY Sub-contractor is or has been involved in the unauthorized replication and/or distribution of Product(s). MSLI may, at its sole discretion, immediately terminate COMPANY's right to subcontract the replication and/or assembly of Product(s), in accordance with Sections 6(f) and 6(g) of this Agreement, to COMPANY subsidiary and/or Sub-contractor if MSLI determines that COMPANY subsidiary and/or COMPANY Sub-contractor, as the case may be, is or has been involved in the unauthorized replication and/or distribution of Product(s) or any third party products.

   (b) Termination due to a breach of Sections 4, 6(e), 6(f), 6(g), 10 and 15 shall be effective upon notice. In all other cases, termination shall be effective [**] after notice of termination to the defaulting party if the default(s) has not been cured within such [**] period. The rights and remedies of the parties provided herein shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

   (c) In addition to and without waiving all other termination rights, MSLI may immediately and temporarily suspend the rights granted to COMPANY in the event COMPANY fails to perform Replication Services in accordance with the BOM, the Specifications, and the MSLI/OEM Authorized Replicator Policy and Procedures Manual. In such case, MSLI shall, within [**] from the date of MSLI's temporary suspension notice to COMPANY, send an MSLI manager to COMPANY's manufacturing location(s) to inspect and review COMPANY's Replication Services processes in accordance with Sections 4(i) and 4(j) of this Agreement. Within [**] from the conclusion of such review/inspection MSLI shall provide COMPANY with a corrective action plan. Upon the successful completion of the corrective action plan in accordance with the schedule identified therein, as determined solely by MSLI, the rights granted to COMPANY under this Agreement shall be reinstated.

   (d) In the event of COMPANY's default, MSLI may terminate this Agreement in its entirety, or as to any individual Product(s), and/or as to any COMPANY replication, assembly, and/or distribution location(s). Termination of this Agreement as to any particular Product(s) or as to any COMPANY replication, assembly, and/or distribution location(s) will not affect the terms and conditions of this Agreement as they apply to other Product(s), or as to any other COMPANY replication, assembly, and/or distribution location(s).


13.  OBLIGATIONS UPON TERMINATION.
     ----------------------------

     (a) Within [**] after termination or expiration of this Agreement, COMPANY shall, at MSLI's option, either return to MSLI all Microsoft and MSLI [**] in Company's possession or under its control supplied by MSLI to COMPANY under this Agreement, [**] attached hereto as Exhibit F signed by an officer of the COMPANY indicating such destruction.

     (b) Sections 4, 14, 15, and 19(a), and the indemnification and liability provisions of Sections 6(f), 6(g), 7(g), and 8(c) shall survive termination or expiration of this Agreement.


14.  LIMITATION OF LIABILITY AND REMEDY.
     ----------------------------------

     (a) MSLI's liability to COMPANY under any provision of this Agreement shall be limited to [**]. MSLI's limitation of liability is cumulative with all MSLI's expenditures being aggregated to determine satisfaction of the limit. The existence of claims or suits against more than one Product licensed under this Agreement will not enlarge or extend the limit. COMPANY releases MSLI from all obligations, liability, claims or demands in excess of the limitation. The parties acknowledge that other parts of this Agreement rely upon the inclusion of this Section 14.

     (b) MSLI shall not be liable to COMPANY for costs or losses which COMPANY incurs due to the failure by a Customer to pay for Product, nor due to Product inventory held by COMPANY for any Customer to which COMPANY is unable to deliver such Product inventory due to termination of the respective Customer Agreement, expiration of the respective Customer Agreement, removal of Product(s) from the ORION system, or as a result of Customer's placement on shipment hold.

     (c) In no event shall MSLI be liable for any indirect, incidental, special or consequential damages, or damages for loss of profits, revenue, data or use, incurred by COMPANY or any third party in connection with use of the ORION software, whether in action in contract or tort, even if the other party has been advised of the possibility of such damages.

ANY AND ALL MSLI OR MICROSOFT WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING THOSE FOR MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY, ARE EXPRESSLY EXCLUDED. COMPANY AGREES NEITHER MSLI NOR MICROSOFT SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES, EVEN IF MSLI OR MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


15. NONDISCLOSURE AGREEMENT. COMPANY shall keep confidential any information
    -----------------------
provided by MSLI or its suppliers to COMPANY (including, but not limited to the Specifications, BOMs, ARKs, FDRs, Kits and all information made available to COMPANY through the MSLI ORION system), the terms and conditions of this Agreement, any disclosures made by MSLI or its suppliers to COMPANY which by the nature of the disclosure ought to be treated as confidential, and other nonpublic information and know-how disclosed to COMPANY by MSLI, Microsoft or any of its subsidiaries. However, COMPANY may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of COMPANY's business.


16. NOTICES AND REQUESTS. All notices, authorizations, and requests in
    --------------------
connection with this Agreement shall be deemed given on the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by air express courier, charges prepaid; and addressed as follows:


COMPANY:                  Modus Media International
                          40 Burris Ct.
                          Palos Heights, Illinois 60463
Attention:                Dan Dunne
Telephone:                708-371-7639
Fax:                      708-371-8145

With Copy To:
COMPANY:                  Modus Media International
                          40 Burris CT.
                          Palos Heights, Illinois 60463
Attention:                Dan Dunne
Telephone:                708-371-7639
Fax:                      708-371-8145

BILL TO:
COMPANY:                  Modus Media International
                          40 Burris CT.
                          Palos Heights, Illinois 60463
Attention:                Dan Dunne
Telephone:                708-371-7639

Fax:                      708-371-8145

SHIP TO:
COMPANY:                  Modus Media International
                          40 Burris Ct.
                          Palos Heights, Illinois 60463
Attention:                Dan Dunne
Telephone:                708-371-7639
Fax:                      708-371-8145


MSLI:                     MICROSOFT LICENSING, INC.
                          6100 Neil Road, Suite 100
                          Reno, NV 89511-1137 U.S.A.
Attention:                Director, OEM Replication Group
Fax:                      +1-775-826-0506

With Copy To:             MICROSOFT CORPORATION
                          One Microsoft Way
                          Redmond, WA 98052-6399, U.S.A.
Attention:                Law & Corporate Affairs
                          OEM Operations Attorney
Fax:                      +1-425-936-7329

SHIPMENT
REPORTS:                  MICROSOFT LICENSING, INC.
                          6100 Neil Road, Suite 100
                          Reno, NV 89511-1137 U.S.A.
Attention:                [COMPANY Name] Account Manager, OEM Replication Group
Phone:                    +1-775-823-5635
Fax:                      +1-775-826-0506


or to such other address as the party to receive the notice or request so designates by written notice to the other.


17.  CONTROLLING LAW; NO FRANCHISE.
     -----------------------------

     (a) This Agreement and all matters relating to this Agreement shall be construed and controlled by the laws of the State of Washington, and COMPANY consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. Process may be served on either party in the manner set Forth in Section 16 for the delivery of notices or by such other method as is authorized by applicable law or court rule.

     (b) Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise as defined under the laws of the State of Washington. The Fee described in Section 3 of this Agreement shall be construed as a license fee for the rights granted in Section 2 of this Agreement and not as a franchise fee.


18.  ATTORNEYS' FEES. If either MSLI, its suppliers or COMPANY employs attorneys
     ---------------
to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

19. GENERAL.
    -------

   (a) Any Product delivered to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with commercial license rights and restrictions. Any Product delivered to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with "Restricted Rights" as provided for in FAR, 48 CFR 52.227-14 (JUNE 1987) or DFAR, 48 CFR 252.227-7013 (OCT 1988), as applicable. COMPANY is responsible for ensuring the Product is marked with the "Restricted Rights Notice" or "Restricted Rights Legend," as required. All rights not expressly granted are reserved.

   (b) COMPANY acknowledges that Products, user manuals, and services acquired hereunder are subject to the export control laws and regulations of the U.S., and any amendments thereof. COMPANY confirms that with respect to these Products, user manuals, or services it will not export or re-export them, directly or indirectly, either to (i) any countries that are subject to U.S. export restrictions (currently including, but not necessarily limited to, Cuba, Federal Republic of Yugoslavia (Serbia and Montenegro), Iran, Iraq, Libya, North Korea, Sudan and Syria); (ii) any end user who COMPANY knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (iii) any end user who has been prohibited from participating in the U.S. export transactions by any federal agency of the U.S. government. COMPANY warrants and represents that neither the U.S.A. Bureau of Export Administration nor any other federal agency has suspended, revoked or denied COMPANY's export privileges.

COMPANY further acknowledges that Product may include technical data subject to export and re-export restrictions imposed by U.S. law and will comply with those restrictions.

   (c) This Agreement does not constitute an offer by MSLI and shall not be effective until signed by both parties. Upon execution by both parties, all prior Replication Agreement(s), including amendments thereto, between MSLI and COMPANY shall terminate and this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications. It shall not be modified except by a written agreement signed on behalf of COMPANY and MSLI by their respective duly authorized representatives. Unless agreed to in a separate writing signed by both parties, any statement appearing as a restrictive endorsement on a check or other document which purports to modify a right, obligation or liability of either party shall be of no force and effect.

   (d) If any provision of this Agreement or license of any particular Product shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions and license for remaining Products, as applicable, shall remain in full force and effect.

   (e) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

   (f) The section headings used in this Agreement and the attached Exhibits are intended for convenience only and shall not be deemed to supersede or modify any provisions.


20.  COMPANY'S GOVERNMENTAL APPROVAL OBLIGATIONS.
     -------------------------------------------

   (a) COMPANY shall, at its own expense, obtain and arrange for the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings, and registrations as may be necessary or advisable for the performance of all terms and conditions of this Agreement, including, but not limited to, foreign exchange approvals, import and offer agent licenses, fair trade approvals and all approvals which may be required to realize the purposes of the Agreement. COMPANY warrants and represents that Product(s) is importable into the country where the shipping address for COMPANY (Section 16) is located and to the country to which Product may be distributed.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



   (b) If any necessary approvals are not or cannot be obtained within a reasonable time in form and substance satisfactory to MSLI, or MSLI determines that the Bureau of Export Administration or any other U.S. government agency with jurisdiction over export controls has suspended, revoked, or denied COMPANY's export privileges, MSLI may immediately terminate this Agreement, and upon receipt of such notice by COMPANY, this Agreement shall be null, void and of no effect.


21.  EXHIBITS.
     --------

The following exhibits, as amended from time to time, are incorporated into this Agreement by this reference ("Exhibits"):

Exhibit A, Weekly Product Shipment Reconciliation Report Process
Exhibit B, Territory
Exhibit C, Fees
Exhibit D, Replication, Assembly and/or Distribution Sites
Exhibit E, COMPANY Subsidiary Agreement
Exhibit F, Certificate of Microsoft and MSLI [**]
Exhibit G, POA Reconciliation Report
Exhibit H, File Listing

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above. All signed copies of this Agreement shall be deemed originals.


MICROSOFT LICENSING, INC.                   COMPANY


/s/ Mark Roenigk                             /s/ Terence M. Leahy
-------------------------------             ------------------------------------
By (Sign)                                   By (Sign)

                                            Terence M. Leahy
-------------------------------             ------------------------------------
Mark Roenigk (Print)                        Name (Print)


Director - OEM Operations                   Chairman and Chief Executive Officer
-------------------------------             ------------------------------------
Title                                       Title

November 22, 1999                           November 12, 1999
-------------------------------             ------------------------------------
Date                                        Date

  Confidential Material omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



       EXHIBIT A - WEEKLY PRODUCT SHIPMENT RECONCILIATION REPORT PROCESS
       -----------------------------------------------------------------


[**] Audit Procedure:
1)  [**] COMPANY will use the [**] to
    generate a report of all the [**] during the
    previous [**].
    .  To run this report COMPANY should:
       .  Enter the [**] and select the [**]
                                        --------------------
          link
       .  Select [**] from the [**] drop down menu
       .  Enter the previous [**] into the (Start) fields
       .  Enter the previous [**] into the (End) fields

2) COMPANY will use the Report generated [**] against a similar report from the COMPANY's internal system.

    .  COMPANY's internal data should [**]


3) [**] Procedure: if COMPANY finds a [**], COMPANY should [**] that need to be [**] on the Fax cover sheet or the Email itself. These [**] on the [**] containing the [**]. At a minimum the [**] request should contain the following information:

   .  [**]
   .  [**]
   .  [**]
   .  [**]
   .  [**]

 4) A copy of the [**] Submitted Report must be [**] evening (Pacific Time). . Once the [**] has been [**], COMPANY should [**].
      .  A signed report should be [**].
      .  [**]
        . The Fax Cover Sheet, or the email, should contain the following information:
           .   From: [**]
           .   To: [**]
           .   AR: [**]
           .   Certified By: [**]
           .   Start/End: Dates Covered by the SUBMITTED Report
               (mm/dd/yy - mm/dd/yy)

Email Transmission of the [**]:
These reports will be considered [**] and MSLI will consider them as having been validated against the [**].
 .   COMPANY should [**]
 .   COMPANY should [**]
 .   COMPANY should [**]

Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

                             EXHIBIT B - TERRITORY
                             ---------------------


COMPANY's territory shall be worldwide*

     *Excludes Turkey



Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

  Confidential material omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




                                EXHIBIT C - FEES
                                ----------------
Regional Market(s)                                             Annual Fee
------------------                                             ----------

COMPANY's territory shall be worldwide*                           [**]

          * Excludes Turkey



Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



          EXHIBIT D - REPLICATION, ASSEMBLY AND/OR DISTRIBUTION SITES
          -----------------------------------------------------------

The locations listed on this Exhibit represent the only authorized location(s) for the replication, assembly and/or distribution of Product(s) pursuant to this Agreement. Each location listed below shall be limited only to the performance of the "Site Functions" so indicated.



COMPANY NAME:  Modus Media International_____________________________________
ADDRESS:       40 Burris Ct._________________________________________________
               Palos Heights, Illinois 60463 ________________________________
               ______________________________________________________________
CONTACT NAME:  Dan Dunne_____________________________________________________
TELEPHONE:     708-371-7639

SITE FUNCTION:     [_] PRINTING/BINDING   [_] DISK-DUPE   [_] CD-ROM Mastering    [X] Central AR Contact at

                   [_] CD-ROM Replication   [_] Assembly   [_] Distribution  [_] Firm Output House


                          Modus Media - NORTH AMERICA



COMPANY NAME:  Modus Media International Fremont.____________________________
ADDRESS:       44250 Osgood Rd_______________________________________________
               Fremont, CA 94539_____________________________________________
               ______________________________________________________________
CONTACT NAME:  John Noon_____________________________________________________
TELEPHONE:     510 438-6945

SITE FUNCTION: [**]


COMPANY NAME:  Modus Media International_____________________________________
ADDRESS:       1545 South 4800 West__________________________________________
               Salt Lake City, Utah__________________________________________
               ______________________________________________________________
CONTACT NAME:  Joe Ardovino__________________________________________________
TELEPHONE:     801-43 1-2113

SITE FUNCTION: [**]


Exhibit to the Replication Agreement dated September 1, 1998, between Microsoft Licensing, Inc. and Modus Media International, Inc.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



COMPANY NAME:  Modus Media International Nampa_______________________________
ADDRESS:       1823 N. Elder_________________________________________________
               Nampa, Idaho__________________________________________________
               ______________________________________________________________
CONTACT NAME:  Todd Marrot___________________________________________________
TELEPHONE:     208-465-0317

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media International.____________________________________
ADDRESS:       500 South 500 West____________________________________________
               Lindon, UT. 84042_____________________________________________
               ______________________________________________________________
CONTACT NAME:  Ken Rees______________________________________________________
TELEPHONE:     801-431-4196

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media International Raleigh.____________________________
ADDRESS:       501 Innovation Avenue_________________________________________
               Morrisville, NC 27560_________________________________________
               ______________________________________________________________
CONTACT NAME:  Adrienne Jeffreys/Damon Crumb_________________________________
TELEPHONE:     919 405 4475

SITE FUNCTION: [**]

                           Modus Media -ASIA/PACIFIC

COMPANY NAME:  Modus Media International Australia Pty Ltd___________________
ADDRESS:       165-175 Mitchell Road_________________________________________
               Alexandria NSW 2015, Australia________________________________
               ______________________________________________________________
CONTACT NAME:  Leanne Amezdroz_______________________________________________
TELEPHONE:     612 9565-6027_________________________________________________

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media Japan K.K.________________________________________
               ______________________________________________________________
ADDRESS:       1031 Kawaraguchi; Ebina-shi; Kenagawa, Japan__________________
CONTACT NAME:  Shigeo Takeuchi_______________________________________________
TELEPHONE:     81 462 34 5086________________________________________________

SITE FUNCTION: [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:  Modus Media International Pte Ltd_____________________________
ADDRESS:       51 Ubi Avenue 3_______________________________________________
               Singapore 408858______________________________________________
               ______________________________________________________________
CONTACT NAME:  Terry Goy_____________________________________________________
TELEPHONE:     65 740 4614___________________________________________________

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media International Pte Ltd. Taiwan Branch______________
ADDRESS:       Suite 408, No. 351 Chungshan Road, Section 2__________________
               Chung Ho, Taipei Hsien, Taiwan________________________________
               ______________________________________________________________
CONTACT NAME:  Dai-En Yu_____________________________________________________
TELEPHONE:     886 2 323 49588 ext. 363______________________________________

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media International c/o Shenzhen Donnelley Bright Sun
               Printing Co., Ltd.____________________________________________
ADDRESS:       Wu He Da Dao Bantian Industrial Zone__________________________
               Shenzhen 518129 Peoples Republic of China_____________________
CONTACT NAME:  Fostor Foong__________________________________________________
TELEPHONE:     86-755-889-3655_______________________________________________

SITE FUNCTION: [**]


                                    EUROPE

COMPANY NAME:  Modus Media International France______________________________
ADDRESS:       11, Avenue Buffon_____________________________________________
               BP 6509_______________________________________________________
               45065 Orleans Cedex 2, France_________________________________
CONTACT NAME:  Christine Bidaou______________________________________________
TELEPHONE:     +33 2 38 494158_______________________________________________

SITE FUNCTION: [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:  Modus Media International Dublin______________________________
ADDRESS:       Clonshaugh Industrial Estate__________________________________
               Dublin 17_____________________________________________________
               Ireland_______________________________________________________
CONTACT NAME:  Keith Higgins
TELEPHONE:     011 353 1 8879722_____________________________________________

SITE FUNCTION: [**]


COMPANY NAME:  Modus Media International Kildare_____________________________
ADDRESS:       Monasterevin Road_____________________________________________
               Kildare Town, Co. Kildare_____________________________________
               Ireland_______________________________________________________
CONTACT NAME:  Mary Armstrong________________________________________________
TELEPHONE:     +353 455 27214________________________________________________

SITE FUNCTION: [**]

COMPANY NAME:  Modus Media International Netherland__________________________
ADDRESS:       Landdrostlaan 51______________________________________________
               7327 GM Apeldoorn_____________________________________________
               The Netherlands_______________________________________________
CONTACT NAME:  Edward McEwan_________________________________________________
TELEPHONE:     +31 555 434667________________________________________________

SITE FUNCTION: [**]


COMPANY NAME:  Modus Media International Ltd. Cumbemauld UK__________________
ADDRESS:       6 Grayshill Road______________________________________________
               Westfield Industrial Estate, Westfield
               Cumbernauld G68 9HQ, UK_______________________________________
CONTACT NAME:  Sharon Mandeville_____________________________________________
TELEPHONE:     +44 1 236 456124______________________________________________

SITE FUNCTION: [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:   Modus Media International Limerick____________________________________________
ADDRESS:        McLaughlin Road_______________________________________________________________
                Plessey Technology Pk
                Castletroy, Limerick__________________________________________________________
                Ireland_______________________________________________________________________
CONTACT NAME:   Paddy Mulreid_________________________________________________________________
TELEPHONE:      +353 61 485500________________________________________________________________

SITE FUNCTION:  [**]


COMPANY NAME:   Modus Media International France______________________________________________
ADDRESS:        Rue de la Nouette
                ZI Angers Beaucouze
                49070 BEAUCOUZE
                France

CONTACT NAME:   Stephane Couratier____________________________________________________________
TELEPHONE:      0033241220400_________________________________________________________________

SITE FUNCTION:  [**]


                SUBCONTRACTORS - NORTH AMERICA

COMPANY NAME:   [**]
ADDRESS:        [**]
CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]
CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]


COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]



  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.





COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]



COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]


SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]


SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]


SITE FUNCTION:   [**]


COMPANY NAME:    [**]
ADDRESS:

CONTACT NAME:    [**]

SITE FUNCTION:   [**]

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.





COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]





COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]






                             SUBCONTRACTORS - ASIA


COMPANY NAME:    [**]
ADDRESS:         [**]


CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]

                 [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]



CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]






COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:    [**]
ADDRESS:         [**]


CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]





COMPANY NAME:    [**]
ADDRESS:         [**]


CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]





COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]





COMPANY NAME:    [**]
ADDRESS:         [**]


CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]



CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




                            SUBCONTRACTORS - EUROPE


COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]



COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]


SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]

SITE FUNCTION:   [**]




COMPANY NAME:    [**]
ADDRESS:         [**]

CONTACT NAME:    [**]
TELEPHONE:       [**]


SITE FUNCTION:   [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]

CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]





COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission.  Asterisks denote omissions.




COMPANY NAME:   [**]
ADDRESS:        [**]


CONTACT NAME:   [**]
TELEPHONE:      [**]

SITE FUNCTION:  [**]




Exhibit to the Replacement Agreement dated September 1, 1998, between Microsoft Licensing, Inc. and Modus Media International, Inc.

                                   EXHIBIT E
                                   ---------
                          COMPANY SUBSIDIARY AGREEMENT
                          ------------------ ---------


     For good and valuable consideration, __________________, a corporation of ____________________ ("COMPANY Subsidiary") hereby covenants and agrees with Microsoft Licensing, Inc., a Nevada, U.S.A. corporation ("MSLI"), that COMPANY Subsidiary will comply with all obligations of __________________,a corporation of ____________________ ("COMPANY") pursuant to that certain Replication Agreement (License #___________) between MSLI and COMPANY dated __________________ (the "Agreement").

     COMPANY Subsidiary acknowledges that its agreement herein is a condition for COMPANY Subsidiary to exercise any of the rights sub-licensed by COMPANY to COMPANY Subsidiary pursuant to the terms of the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

IN WITNESS WHEREOF, COMPANY Subsidiary has executed this agreement as of the date set forth below. All signed copies of this Agreement shall be deemed originals.


________________________________
(COMPANY Subsidiary)

________________________________
Signature

________________________________
Name (Print)

________________________________
Title

________________________________
Date



Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.





                                   EXHIBIT F
                                   ---------
                    CERTIFICATE OF MICROSOFT AND MSLI [**]
                  ----------------------------------------

By signatory exercise of this Exhibit F, COMPANY asserts that it has fulfilled its obligations under Section 13(a) of the Agreement (Obligations Upon Termination) [**] by an MSLI authorized COMPANY Sub-contractor, all Microsoft and MSLI [**].

COMPANY asserts that the Microsoft and MSLI [**]:

     Site              _________________________________________
     Address           _________________________________________
                       _________________________________________
     [**]              _________________________________________

[**], list part number and number range.



IF Microsoft or MSLI [**], including all quantities.



If Microsoft Product, list Product Category, Language, Dialect, and Item/Number, including all quantities.



COMPANY Officer's authorized signature:


________________________________
By (Sign)

________________________________
Name (Print)

________________________________
Title

________________________________
Date


Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




                                   EXHIBIT G
                                   ---------
                           POA RECONCILIATION REPORT
                           -------------------------

Please note: An individual Reconciliation Report must be completed for each type of [**] that is used in the manufacture of Microsoft Products. Types of [**] shall include, but may not be limited to, [**].

Name of Authorized Replicator and site location if appropriate:

___________________________________________________________________________

For the period of _______________________ through _________________________
                   (month/day/year)               (month/day/year)


Number of [**] (*) in inventory on first date of month               _____________________
Number of [**] (*) purchased from [**] Supplier this month
Number of [**] (*) purchased from another AR this month              _____________________
Number of [**] (*) received from another COMPANY site this month
Number of [**] (*) this month                                       (_____________________)
Number of [**] (*) transferred to another COMPANY site this month   (_____________________)
Number [**] (*) transferred or sold to other ARs this month         (_____________________)
Number of [**] (*) reported with OEM Product Shipments              (_____________________)
Number of remaining [**] (*) in inventory on last day of month       _____________________



* = Type of [**]


NOTE:  Exhibit G is required for each of the AR's manufacturing sites



Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



                            EXHIBIT H - FILE LISTING
                            ------------------------

[**]

Exhibit to the Replication Agreement dated September 1, 1999, between Microsoft Licensing, Inc. and Modus Media International, Inc.

       EXHIBIT I - REPLICATION SERVICES FOR MICROSOFT SIMPLIFIED CHINESE
       -----------------------------------------------------------------
                                    PRODUCTS
                                    --------


1. COMPANY shall have the right to perform OEM Product Replication Services for Customer(s) in the Territory with the limitations and responsibilities identified in this Exhibit I.

2. For purposes of this Exhibit I only, the following Definitions shall have the following meanings:

          (a) "OEM Product", for the purposes of this Exhibit, shall mean only simplified Chinese products.

          (b) "Territory", for the purposes of this Exhibit, shall mean the People's Republic of China.

3. COMPANY shall pay all applicable taxes in connection with the Product Replication Services performed pursuant to this Agreement.

4. Notwithstanding any other provisions of the Agreement, MSLI and COMPANY recognize that China's intellectual property legislation is of recent origin. Local, Provincial, and National laws/regulations may impact the ability of COMPANY to protect intellectual property policies of MSLI. MSLI agrees that COMPANY will not have breached the security and intellectual property provisions of the Agreement if COMPANY has taken the maximum reasonable recourse that is available to COMPANY under Chinese law and practice. Management of COMPANY and/or management of any of its affiliates shall immediately inform MSLI in writing as soon as it becomes aware of a breach of this Agreement."

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




                  Amendment No. 1 to the Replication Agreement
                                    between
                             MICROSOFT CORPORATION
                                      and
                        MODUS MEDIA INTERNATIONAL, INC.

                      Microsoft Contract No.5475-5000021694


This Amendment No. I amends that certain Replication Agreement between Microsoft Licensing, Inc. ("MSLI") and Modus Media International, Inc. ("COMPANY") dated September 1, 1999 ("Agreement").

The parties agree to amend the Agreement as follows:

1. Section 1(d) is hereby amended and restated in its entirety as follows:

   "(d) "COMPANY" shall include any subsidiary of COMPANY, provided that COMPANY hereby guarantees its subsidiary's performance under this Agreement, the subsidiary agrees in writing with COMPANY to be bound by the terms of this Agreement, and that COMPANY provides written notice to MSLI of the name and address of each subsidiary before the subsidiary exercises any rights under this Agreement. A "subsidiary" is a company in which, on a class by class basis, more than fifty percent (50%) of the stock entitled to vote for the election of directors is owned or controlled by COMPANY, but only so long as such ownership or control exists; EXCEPT THAT, FOR THE PURPOSES OF THIS AGREEMENT, MMI JAPAN [CURRENTLY FORTY PERCENT (40%) OWNED BY MMI] CONSTITUTES A LEGITIMATE SUBSIDIARY OF THE COMPANY AND ENJOYS ALL THE RIGHTS, RESPONSIBILITIES AND PRIVILEGES ATTENDANT THERETO."

2. Section 1(y) is hereby amended and restated in its entirety as follows:

   "(y) "Unaccounted Product(s)" shall be defined as [**] (A) [**] COMPANY, COMPANY subsidiary, and/or Subcontractor, and (B) [**] (i) [**] COMPANY COMPANY's Customers, (ii) the [**] COMPANY's inventory, and (iii) the [**] COMPANY can [**] under this Agreement."

3. Section 2(a)(iii) of the Agreement is hereby amended and restated in its entirety as follows:

   "(iii) to use the ORION Software in object code form for internal purposes only in the performance of Replication Services and distribution of Product(s). COMPANY shall not subcontract the operation of, or sublicense the ORION Software to any other entity. MSLI will make the ORION data download available to COMPANY via Internet."

4. Section 3(a) of the Agreement is hereby amended by adding the following language to the end of the Section:

"If MSLI and COMPANY mutually agree to terminate this Agreement without cause, MSLI will work with COMPANY to facilitate a smooth transition from the program."

5. Section 4(b) of the Agreement is hereby deleted. Other subsections of
Section 4 will not be renumbered.


6. Section 4(c) of the Agreement is hereby amended and restated in its entirety as follows:

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




   "(c) COMPANY shall provide MSLI, upon request, with a manually-produced report summarizing and identifying all information associated with the Customer purchase order and corresponding COMPANY sales order relating to each shipment of Microsoft Product to or from Customer. COMPANY is required to accept purchase orders from OEMs and DSPs in written form. This includes written purchase orders, faxed purchase orders, or EDI purchase orders. Purchase orders over the phone are not allowed unless followed up with a written purchase order. All purchase orders must contain at least the Customer name, the issue date, part numbers, quantities, and a purchase order number. COMPANY is required to issue a delivery note with each shipment. The delivery note must contain at least the COMPANY name, the delivery date, the part numbers, quantities, and purchase order number(s) from the OEM/DSP. Additionally, COMPANY shall provide MSLI, upon request, with a manually produced report identifying the Customer purchase order information associated with each return of Microsoft Product from Customer."

7. Section 4(d) of the Agreement is hereby amended and restated in its entirety as follows:

"(d) COMPANY shall provide MSLI, upon request and within a time frame to be mutually agreed to by the parties, with a manually produced report identifying the [**] shipped during the month by Customer name, Customer license number, Product(s) shipped, [**] associated with each Product, quantity of shipment and date of shipment. The [**] reporting method, format, frequency (e.g., monthly, weekly, daily), and information requested in this Section may be modified from time to time at the sole discretion of MSLI."

8. Section 4(h) shall be deleted in its entirety and shall be replaced with the following:

   "(h) COMPANY shall maintain a computerized system of records to enable COMPANY to identify the Customer receiving any copy of Product by the [**] appearing on each copy of Product. For [**] records that are less than [**] COMPANY shall make [**] records information available to MSLI within [**] hours of such request. For [**] records that are more than [**],COMPANY shall make [**] records information available to MSLI within [**] of such request. COMPANY shall cooperate with MSLI to identify Customers based on [**] provided by MSLI."

9. Section 4(i) shall be deleted in its entirety and shall be replaced with the following:

    "(i) MSLI may cause an audit and/or inspection to be made of the Reports and Records and any other applicable COMPANY, COMPANY subsidiary, and Sub-contractor records replication, assembly, and distribution locations (identified on Exhibit D) in order to verify COMPANY's compliance with the terms of this Agreement and to verify statements issued by COMPANY. Any such audit shall be made by an independent certified public accountant selected by MSLI (other than on a contingent fee basis). Any such inspection shall be made by MSLI or a third party designated by MSLI. Any audit and/or inspection shall be conducted during regular business hours at COMPANY's offices with or without notice. COMPANY agrees to provide MSLI's designated audit or inspection team access to relevant COMPANY records and all replication and/or assembly locations. Any such audit shall be paid for by MSLI unless material discrepancies are disclosed. "Material" shall mean [**] of the actual units of Product shipped by COMPANY to Customers as reported by COMPANY to MSLI within the audit period. If material discrepancies are disclosed, COMPANY agrees to pay MSLI for the costs associated with the audit."

10. Section 4(j) of the Agreement is hereby amended and restated in its entirety as follows:

    "(j) COMPANY shall be [**] (a) of the [**] (b) the number of [**] COMPANY shall be [**] (a) [**] (b) the number of [**] COMPANY shall also be [**] COMPANY subsidiary and Subcontractor. However, COMPANY shall be [**]

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



[**] in subsection 4(i) above or Products which [**]. COMPANY's [**] and is [**] as provided by law or this Agreement."

11. Section 6(e) of the Agreement is hereby amended and restated in its entirety as follows:

    "(e) COMPANY must ship a Microsoft [**] to Customers with each Product packet, unless otherwise specified in the ORION BOM viewer or with written authorization from COMPANY's OEM Operations Account Manager. [**]. All [**] ordering and receiving, scanning, security, tracking and tracing accountability must be performed by COMPANY and may not be subcontracted to any entity without MSLI's prior written approval."

12. Section 6(g) is hereby amended and restated in its entirety as follows:

    "(g) COMPANY may use a sub-contractor for the replication, assembly and distribution of Product ("Sub-contractor") only if all of the following conditions are met:

         (i) Prior to Sub-contractor performing such services, COMPANY and its Sub-contractor enter into a written agreement ("Sub-contractor Agreement") that expressly provides that MSLI is a third party beneficiary of the Sub-contractor Agreement with rights to enforce such agreement; that MSLI, at its sole discretion, reserves the right to evaluate the Sub-contractor, either in person or in written form; and further requires Sub-contractor to:

                a) comply with obligations identical to those imposed on COMPANY by Sections 4, 6, 7, 8, 9, 13(a), and 15, and

                b) halt reproduction of Product as required under Section 6(a) of this Agreement or upon notice from COMPANY or MSLI of the termination or expiration of this Agreement, and

                c) pay MSLI or COMPANY's attorneys' fees if COMPANY or MSLI employs attorneys to enforce any rights arising out of the Sub-contractor Agreement; and

         (ii) COMPANY guarantees its Sub-contractor's fulfillment of the applicable obligations imposed on COMPANY by this Agreement; and

         (iii) COMPANY indemnifies MSLI and its suppliers for all damages and/or costs of any kind, without limitation, incurred by MSLI, its suppliers, or any third party and caused by a breach of the Sub-contractor Agreement by a Sub-contractor and/or Sub-contractor's fulfillment of the applicable obligations imposed on COMPANY by this Agreement, including, but not limited to, COMPANY's payment of any monetary judgments awarded to MSLI or its suppliers by a court of competent jurisdiction and any costs and fees relating thereto, not paid by Sub-contractor, resulting from Subcontractor's unauthorized replication, assembly and/or distribution of Product(s) in accordance with the Sub-contractor Agreement; and

         (iv) Prior to Sub-contractor performing such services, COMPANY provides MSLI with a written certification, signed by a COMPANY officer, representing and warranting that COMPANY is in compliance with the provisions of Sections 6(f) and 6(g) of this Agreement; and

         (v) Prior to Sub-contractor performing such services, Sub-contractor completes an MSLI Capabilities Assessment Profile; and

         (vi) MSLI, in its sole discretion, approves such Sub-contractor prior to Sub-contractor performing such services.

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




In lieu of or in addition to the Sub-contractor Agreement, MSLI may, in its sole discretion, require that the Sub-contractor execute a separate agreement with MSLI that includes the same or similar provisions required in the Sub-contractor Agreement. The foregoing conditions shall not apply to and COMPANY shall not be responsible for acts or omissions of any sub-contractor which is an MSLI Authorized Replicator."

13. Section 6(j) of the Agreement is hereby amended and restated in its entirety as follows:

   "(j) COMPANY may not distribute manuals and/or media on behalf of any OEM in response to an end user request without the prior written approval of MSLI."

14. Section 7(a) of the Agreement is hereby amended and restated in its entirety as follows:

   "(a) COMPANY will provide a COMPANY contact to manage Replication Services for OEMs and provide administrative support to MSLI."

15. Section 7(c) shall be deleted in its entirety and shall be replaced with the following:

   "(c) COMPANY shall maintain the [**] at each [**] location sufficient to [**] of any materials [**] or in any way [**]. In addition, COMPANY shall [**] that are [**]."

16. Section 7(d) of the Agreement is hereby amended by adding the following language to the end of Section 7(d):

"MSLI will use commercially reasonable efforts to work with COMPANY when new procedures involving Replication Services are requested. MSLI acknowledges that changes to Replication Services procedures are made from time to time, which require COMPANY to make such changes as quickly as possible. MSLI will work closely with COMPANY to implement such required changes."

17. Section 7(e) shall be deleted in its entirety and shall be replaced with the following:

   "(e) COMPANY shall purchase [**], as determined by MSLI, from MSLI or an MSLI approved vendor or its agent."

18. Section 7(f) of the Agreement is hereby amended and restated in its entirety as follows:

   "(f) COMPANY will not enter into any agreement, contract, or arrangement with any government or government representative or with any person, firm, corporation, partnership or other enterprise where such agreement, contract or arrangement imposes legal obligations or liabilities of any kind whatsoever on MSLI. Without limiting the generality of the foregoing, COMPANY agrees that it will not sign MSLI's name to any commercial paper, contract, or other instrument, and will not contract any debt or enter into any agreement, either express or implied, binding MSLI to the payment of money and/or in any other regard."

19. Section 7(1) of the Agreement is hereby amended and restated in its entirety as follows:

   "(l) Prior to COMPANY, COMPANY subsidiary or Sub-contractor performing any services (including, but not limited to, replication, assembly or distribution) for a third party that in any way involves Microsoft Product(s), COMPANY agrees to determine whether the executable file names found on the deliverables containing software code provided to COMPANY from such third party include any Microsoft Product executable file names as found on a list provided by MSLI in the attached Exhibit H

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



which may be updated by MSLI from time to time. In the event such Microsoft Product executable file names are found on the deliverables provided to COMPANY from such third party, COMPANY shall (i) require that such third party represent and warrant that it has a valid license right from MSLI to perform such services and (ii) notify MSLI of such request and indicate the name of such third party. MSLI will make reasonable effort to inform COMPANY within twenty-four (24) hours of receipt of such notification if such third party does not have a valid license. The obligations of this Section 7(1) shall not apply to such requests from (i) MSLI, (ii) OEMs with valid MSLI licenses for such Product(s) as reflected in the ORION system, or (iii) another MSLI Authorized Replicator confirmed by MSLI to have a current and valid license agreement."

20. Section 7(n) of the Agreement is hereby amended and restated in its entirety as follows:

   "(n) COMPANY must represent and warrant that the software, hardware, and firmware used by it will be Year 2000 Compliant. The term "Year 2000 Compliant", as used in the preceding sentence, shall mean that no operational, financial, data transmission, communication or process is affected or interrupted by dates prior to, during or after the Year 2000, and in particular, but without prejudice to the generality of the foregoing that:

      (i)    No value for current date will cause any interruption in operation;

      (ii) All manipulations of time related data will produce the required results for all valid data values prior to, during and after the Year 2000;

      (iii) If the date elements in interfaces and data storage specify the century, they will permit specifying the correct century either explicitly or by unambiguous algorithms or inferencing rules; and where any date element is represented without a century, the correct century shall be unambiguous for all manipulations involving that element;

      (iv)   Year 2000 must be recognized as a leap year."

21. Section 8(b) of the Agreement is hereby amended and restated in its entirety as follows:

   "(b) Prior to shipment of Product, COMPANY shall submit, for approval, [**] copies of Product in final finished goods form based upon the BOM and Specifications (including Product Software, Product diskette and/or CD-ROM and DVD-ROM label(s), Product Documentation and Product packaging) to their respective MSLI OEM Operations Account Manager for each new and/or custom Product replicated, assembled, and/or distributed at each of the sites identified on Exhibit D pursuant to the license grant in Sections 2(a) and 2(b) of this Agreement. For purposes of this Section 8(b), "first-off" shall mean the first time Product is produced in conformity with a particular combination of BOM and Specifications. Any replication, assembly or distribution following a change in BOM or Specifications shall give rise to first-off copy obligations under this Section 8(b). COMPANY shall, upon request, provide MSLI samples of all COMPANY literature which uses Product name(s)."



22.  Section 8 of the Agreement is hereby amended by adding the following new
Section 8(d):

   "(d) MSLI agrees to indemnify COMPANY against all costs, damages and expense (including associated costs of reasonable legal fees and expenses of defense, and defend and hold COMPANY harmless from and against any claim that a Product infringes a patent, copyright or trademark of a third party in the United States, European Common Market, Australia, New Zealand, Singapore, Japan, Taiwan or South Korea, provided: (i) COMPANY promptly notifies MSLI upon receipt of any claim or demand; and (ii) COMPANY permits MSLI, at its option, to assume sole control of the defense of any action and all negotiations for settlement and compromise, and fully assists MSLI to the extent reasonably required for such defense, compromise or settlement."

  Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.




23. Section 10 of this Agreement is hereby amended and restated in its entirety as follows:

"10. Prohibition Against Assignment and Sublicense. COMPANY shall not assign or
     ---------------------------------------------
sublicense this Agreement and/or any rights or obligations hereunder (by actual assignment or by operation of law, including without limitation through a merger, consolidation, exchange of shares, or sale or other disposition of assets, including disposition on dissolution), except as is otherwise provided pursuant to Sections 6(f) and 6(g) of this Agreement, or unless COMPANY receives MSLI's prior written consent."

24. Section 13(b) of this Agreement is hereby amended and restated in its entirety as follows:

     "(b) Sections 4, 14, 15, and 19(a), and the indemnification and liability provisions of Sections 6(f), 6(g), 7(g), 8(c) and 8(d) shall survive termination or expiration of this Agreement."

25. The final paragraph (unnumbered and all in caps) in Section 14 of this Agreement is hereby amended and restated in its entirety as follows:

"WITHOUT LIMITING SECTION 8(d) ABOVE, ANY AND ALL MSLI OR MICROSOFT WARRANTIES OF ANY KIND WHATSOEVER, INCLUDING THOSE FOR MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY, ARE EXPRESSLY EXCLUDED. COMPANY AGREES THAT NEITHER MSLI NOR MICROSOFT SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES, EVEN IF MSLI OR MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES."

26.  Section 14 of this Agreement is hereby amended by adding the following new
Section 14(d):

   "(d) COMPANY'S TOTAL LIABILITY AS TO MATTERS ARISING UNDER THIS
AGREEMENT SHALL BE LIMITED TO THE GREATER OF [**] PURSUANT TO THIS AGREEMENT. MSLI AGREES THAT COMPANY SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, ECONOMIC OR PUNITIVE DAMAGES, EVEN IF MSLI HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES."

27. Section 15 of this Agreement is hereby amended and restated in its entirety as follows:

"15. Nondisclosure Agreement. Each party shall keep confidential all information
     -----------------------
provided to it by the other party (including, but not limited to the Specifications, BOMs, ARKs, FDRs, Kits and all information made available to COMPANY through the MSLI ORION System), the terms and conditions of this Agreement, any disclosures made by one party to the other which by the nature of the disclosure ought to be treated as confidential, and other nonpublic information and know-how disclosed by one party to the other. However, either party may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of its business."

28.  The attached Exhibit I shall be added to the list of Exhibits in
Section 21.

This Amendment shall be attached to and incorporated into the Agreement and is subject to all the terms and conditions of the Agreement.

Except as provided herein, all other provisions of the Agreement shall remain in full force and effect, and the parties hereby ratify the terms and conditions of the Agreement as amended hereby.

All capitalized terms shall have the same meaning as in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment which shall be effective as of this 1st day of September, 1999. All signed copies of this Amendment shall be deemed originals.

MICROSOFT LICENSING, INC.      MODUS MEDIA INTERNATIONAL, INC.

/s/  M. Roenigk                  /s/ Terence  M. Leahy
----------------------------   -------------------------------------
By (Sign)                      By (Sign)

                                 /s/ Terence M. Leahy
----------------------------   -------------------------------------
Mark Roenigk (Print)           Name (Print)


Director - OEM Operations       Chairman and Chief Executive Officer
----------------------------   -------------------------------------
Title                          Title


November  22, 1999              November 12, 1999
---------------------------    -------------------------------------
Date                           Date